UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 27, 2016

Commission File #: 000-1591157

POCKET GAMES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

46-3813936

(IRS Employer Identification Number)

1732 First Avenue, Suite 25955

New York, NY 10128

(Address of principal US executive offices)

Tel: (347) 460-9994

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Share Exchange with Kicksend Holdings, Inc.,

On April 26, 2016, Pocket Games, Inc. (“Pocket Games” or the “Company”) entered into a securities exchange agreement dated as of April 21, 2016 (the “Exchange Agreement”) with Kicksend Holdings, Inc., a Delaware corporation (“Kicksend”) and Marlborough Brothers Family Trust (the “Trust”) regarding the acquisition by the Company from the Trust of 9,000,000 shares of common stock, par value $0.0001 per share, of Kicksend (the “Kicksend Common Stock”), representing 100% of the issued and outstanding shares of Kicksend Common Stock.

In exchange for the Kicksend Common Stock, the Company issued to the Trust an aggregate of 270,000 shares of non-redeemable, voting convertible shares of Series C preferred stock of the Company (the “Company Series C Preferred Stock”), and a $3,960,000 principal amount of 10% OID convertible note of the Company due March 31, 2019 (the “Company Note” and together with the 270,000 shares of Series C Preferred Stock, the “Exchange Securities”).

The Company has authorized for issuance an aggregate of 300,000 shares of Company Series C Preferred Stock. The Company Series C Preferred Stock

  does not pay a dividend;

  votes on an “as converted” basis with the Company’s Series A Preferred Stock, Series B Preferred Stock and Common Stock;

  has a stated or liquidation value of ten ($20.00) dollars per share, or $6,000,000 as to all shares of Company Series C Preferred Stock;

  upon liquidation or a sale of control of the Company ranks equally with the Company’s existing 480,000 shares of Series B preferred stock, have a $4,800,000 liquidation value (the “Company Series B Preferred Stock”) and ranks senior to the Company Common Stock; and

  provides that upon the occurrence of a “conversion event”, the Company Series C Preferred Stock shall automatically convert into that number of shares of Company Common Stock as shall represent 12% of the Company’s “fully-diluted Common Stock” (as defined) on the date of conversion.

Upon the occurrence of a “conversion event,” the $3,960,000 Company Note issued to the Trust is convertible, at the option of the holder(s), into 7.2% of the Company’s “fully-diluted common stock (as defined) on the date of conversion.

As applied to Pocket Games, a “conversion event” is defined as such time as the “market valuation” of the Pocket Games’ Common Stock is equal to or exceeds $10,000,000. The term “market valuation” is defined as either (a) the product of multiplying 100% of the outstanding shares of Pocket Games Common Stock by the volume weighted average price per share of the Common Stock, as traded on the OTC Markets or other national securities exchange, for any 20 consecutive trading days, or (b) as evaluated by an independent third party investor, chartered financial analyst or investment group.

“Fully-Diluted Common Stock” means shall mean as at the date that a conversion event shall occur, the sum of (i) all shares of Pocket Games Common Stock issued and outstanding and (ii) all shares of Pocket Games Common Stock issuable upon conversion, exchange or exercise of any Common Stock Equivalents of Pocket Games; in each case, immediately after giving effect to the Conversion Event, including, without limitation, all shares of Common Stock issuable upon full conversion of all of the shares of Pocket Games Series B Preferred Stock, Pocket Games Series C Preferred Stock and Pocket Games Notes issued under the Exchange Agreement and the “Merger Agreement” (described below); provided, however, that Pocket

Games Fully-Diluted Common Stock shall not mean or include any Common Stock or Common Stock Equivalents of Pocket Games issued or issuable in connection with (A) the Pocket Games Warrants issued under the Merger Agreement (B) the acquisition of the assets, capital stock or other equity of any additional Person by Pocket Games, other than the Company, (C) any debt or equity financing provided to Pocket Games or its subsidiaries prior or subsequent to a Conversion Event, (D) the issuance of Common Stock or Common Stock Equivalents issued to any employees of Pocket Games or Kicksend or any consultant or other Person or employees thereof (excluding the Trust or any Affiliates of Pocket Games), whether under an incentive stock option plan or otherwise, in exchange for rendering services to Pocket Games or the Company; as a result of which the issuance(s) of any Common Stock or Common Stock Equivalents under clauses (A), (B), (C) or (D) shall dilute the equity interests of all holders of Pocket Games Common Stock and all holders of Pocket Games Series C Preferred Stock, Pocket Games Notes and Pocket Games Warrants on an equitable and pro-rata basis.

Pocket Games consummated its acquisition of the 9,000,000 shares of Kicksend Common Stock and issued the Exchange Securities to the Trust on April 27, 2016.

In a related transaction, on April 26, 2016, the Company and K-Send Acquisition Corp., a newly formed Delaware acquisition subsidiary, entered into an agreement and plan of merger with Kicksend which contemplates the merger of K-Send Acquisition Corp. with and into Kicksend, with Kicksend as the surviving corporation of the merger. As sole consideration for the merger, the former holders of 11% $800,000 of Kicksend installment notes (the “Kicksend Notes”) received in the merger,

(a) 30,000 shares of Company Series C Preferred Stock that automatically converts into an additional 1.2% of the Company’s fully-diluted Common Stock upon the occurrence of a “conversion event” (as defined above),

(b) $440,000 in Pocket Games Notes, and

(c) a warrant to purchase that number of shares of Company Common Stock equal to 11.1% of the number of shares of Company Common Stock issuable to the Trust upon conversion of its Series C Preferred Stock and Pocket Games Notes issued under the Exchange Agreement at an exercise price of $0.0001 per share.

Upon the occurrence of a Pocket Games “conversion event,” the $440,000 Pocket Games Notes issued to the former holders of Kicksend Notes are convertible, at the option of the holder(s), into 0.8% of the Company’s “fully-diluted common stock (as defined) on the date of conversion.

On April 29, 2016, the merger was consummated by filing a certificate of merger in the state of Delaware.

As a result of the above transactions,

  the Trust owns 270,000 shares of Company Series C Preferred Stock having a liquidation value of $5,400,000, that automatically converts upon the occurrence of a Pocket Games conversion event into 10.8% of the Company’s fully-diluted Common Stock, the Trust owns $3,960,000 principal amount of Pocket Games Notes convertible into an additional 7.2% of the Company’s fully-diluted Common Stock;

  the former holders of Kicksend Notes own 30,000 shares of Company Series C Preferred Stock, that automatically converts upon the occurrence of a Pocket Games conversion event into 1.2% of the Company’s fully-diluted Common Stock, the former holders of Kicksend Notes own $440,000 principal amount of Pocket Games Notes that is convertible following a Pocket Games conversion event into an additional 0.8% of the Company’s fully-diluted Common Stock; and

  the former holders of Kicksend Notes own warrants exercisable at any time prior to March 31, 2020 to purchase that number of shares of Company Common Stock equal to 11.1% of the number of shares of Pocket Games Common Stock issuable to the Trust upon conversion of its Series C Preferred Stock and Pocket Games Notes issued under the Exchange Agreement.

Pursuant to the terms of an asset purchase agreement, dated as of March 31, 2015 among Receivd, Inc. (the former owner of the Kicksend assets and business), Kicksend and its affiliate, Kicksend purchased all of the assets and business of Receivd, and assumed $800,000 of indebtedness of the seller owed to Venture Lending & Leasing VI and Venture Lending & Leasing VII (collectively, the “Kicksend Lenders”); which indebtedness was recast as two 11% $400,000 Kicksend Notes payable as to interest only through April 30, 2016 and thereafter payable in 24 equal installments of principal and accrued interest. Under the terms of the asset purchase agreement, the Kicksend Notes automatically converted into 1,000,000 shares of Kicksend Common Stock (or 10% of the outstanding Kicksend Common Stock) upon the occurrence of a “conversion event;” which was defined to include Kicksend achieving a “Market Valuation” of Kicksend Common Stock of $10,000,000 or more, as performed or evaluated by an independent third party investor, chartered financial analyst or investment group. The term “Market Valuation” was defined to mean such amount equal to 100% of the outstanding Kicksend Common Stock, as determined by multiplying either (x) the last per share price at which sales of Kicksend Common Stock or other securities convertible into Kicksend Common Stock were sold or issued in a private transaction or financing, or (y) the volume weighted average price per share of publicly traded Kicksend Common Stock, as traded on the over-the-counter markets (the “OTC Markets”) or any other national securities exchange for any twenty day consecutive trading days.

The Kicksend Lenders also received a warrant (the “Kicksend Warrant”) entitling them to purchase for $0.0001 per share, an aggregate of 1,111,111 shares of Kicksend Common Stock representing an additional 10% of the fully-diluted Kicksend Common Stock.

Kicksend and the Trust believe that the sale of 9,000,000 shares, or 90% of the outstanding Kicksend Common Stock, to Pocket Games for consideration aggregating $9,360,000 establishes a sale of Kicksend Common Stock in a private transaction at a per share Market Valuation of at least $10,000,000 and triggers the automatic conversion provisions of the Kicksend Notes. As a result, upon consummation of the transactions under the Exchange Agreement, such Kicksend Notes were automatically converted into 1,000,000 shares of Kicksend Common Stock, and were then exchanged in the Merger for Pocket Games merger consideration equal to at least 10% of the Exchange Securities issued to the Trust in the Exchange Agreement.

However, there can be no assurance that the Kicksend Lenders will not contest the transactions contemplated by the Merger Agreement and may elect to continue to seek to foreclose on the assets of Kicksend. See Item 2.04 of this Form 8-K below.

The Exchange Agreement contains customary representations and warranties regarding Kicksend, the Trust and the Company.

Kicksend is is engaged in, among other things, the business of file storage and sharing in real-time on digital platforms, including desktop, mobile and webapps, to permit users to organize, download and send stored files.

On April 27, 2016 the parties to the Exchange Agreement executed a letter of waiver, pursuant to which all parties to the Exchange Agreement agreed to waive, as a condition to the closing of the transactions contemplated by the Exchange Agreement and the exhibits thereto, the delivery of Kicksend disclosure schedules and Company disclosure schedules. However, the parties agreed to undertake to prepare and deliver within 30 days to the other parties their respective disclosure schedules to the Exchange Agreement.

The foregoing summary of certain terms of the Exchange Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Exchange Agreement, a copy of which is attached hereto as Exhibit 2.1 and is hereby incorporated into this Current Report on Form 8-K (“Form 8-K”) by reference. The foregoing summary of certain terms of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.2 and is hereby incorporated into this Form 8-K by reference. The foregoing summary of certain terms of the Waiver Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Waiver Letter, a copy of which is attached hereto as Exhibit 2.3 and is hereby incorporated into this Form 8-K by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference in response to this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference in response to this Item 2.03.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On November 20, 2015, the Kicksend Lender sent a notice of default to Kicksend for its alleged failure to pay monthly installments of interest when due under the Kicksend Notes. On March 29, 2016, counsel to the Kicksend Lenders accelerated the Kicksend Notes (aggregating $842,537, including accrued interest through March 12, 2016), served notice of disposition and public sale of collateral pursuant to the Uniform Commercial Code and scheduled a public sale of the Kicksend collateral for Friday, April 29, 2016.

Kicksend and the Trust have responded to the letter from counsel to the Kicksend Lenders and contested such sale on the grounds that the Kicksend Notes were validly converted into Kicksend Common Stock in accordance with the terms of both the March 31, 2015 asset purchase agreement and the Kicksend Notes; as a result of which, the Kicksend Lenders are no longer creditors of Kicksend. In addition, Kicksend has offered to pay all accrued and unpaid interest on such Kicksend Notes. There can be no assurance that the Company and Kicksend will prevail in such dispute or that a court will not agree to permit the Kicksend Lenders to foreclose on the Kicksend Notes and complete the sale of the assets of Kicksend.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference in response to this Item 3.02.

The issuance of Company Series C Preferred Stock and Pocket Games Notes and Warrants was undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(2) thereof. The issuance of Company Series A Preferred Stock and Company Series B Preferred Stock did not involve a public offering and was made without general solicitation or advertising. The Trust have represented that, among other things, that all represented parties are accredited investors, as such term is defined in Regulation D of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial information required by this Item 9.01 is not being filed herewith. It shall be filed not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit

No.

2.1 Share Exchange Agreement dated April 21, 2016 between Pocket Games, Inc., Kicksend Holdings, Inc. and Marlborough Brothers Family Trust.

2.2 Agreement and Plan of Merger dated April 26, 2016 between Pocket Games, Inc., Kicksend Holdings, Inc. and K-Send Acquisition Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POCKET GAMES, INC.

Date: May 3, 2016	By:	/s/ David Lovatt
David Lovatt
Chief Executive Officer